Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AirTouch Communications, Inc., a Delaware corporation (the “Company”), for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Hideyuki Kanakubo, Chief Executive Officer of the Company, and Jerome Kaiser, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  November 14, 2012

/s/ Hideyuki Kanakubo
Hideyuki Kanakubo Chief Executive Officer (Principal Executive Officer)

/s/ Jerome Kaiser
Jerome Kaiser Chief Financial Officer (Principal Financial and Accounting Officer)